UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2017

PetLife Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52445	33-1133537
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 West Main St., Hancock, MD	21750
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (844) 473-8543

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 27, 2017, PetLife Pharmaceuticals, Inc. (“PetLife”) released a press release titled “PetLife Management Comments on Recent Market Activity,” which stated certain current evaluations by PetLife management on the PetLife’s press releases and other activity (“Press Release 5/27/17.” see Exhibit 99.1).

As stated within Press Release 5/27/17, PetLife has issued several other press releases since August 25, 2016. After Press Release 5/27/17, PetLife issued a press release at 6AM EDT on May 30, 2017, titled “PetLife Files for Patent for the Treatment of Cancer for Pets” (see Exhibit 99.2). The press releases from May 27, 2017 back to August 25, 2016, as reflected in descending order, are as stated below:

May 26, 2017	PetLife Explores New Scorpion Venom-Based Therapies for Growing Product Line	Press Release

May 23, 2017	PetLife Closes Acquisition of Assets for Dr. Geoff's Real Food for Pets	Press Release

May 16, 2017	PetLife Pharmaceuticals Engages Carter, Terry & Company for Financing of FDA Application	Press Release

Apr 18, 2017	PetLife Finalizes Negotiations for Dr. Geoff’s Real Food for Pets	Press Release

Apr 12, 2017	PetLife: Holistic Pet Health is Next Big Trend in Veterinary Medicine	Press Release

Mar 24, 2017	PetLife: Millennial Pet Owners Leading Charge in Rapid Growth of Holistic Pet Care	Press Release

Mar 21, 2017	PetLife Supersedes Expectations for the Acquisition of Dr. Geoff’s Real Food for Pets	Press Release

Mar 7, 2017	PetLife Pharmaceuticals Provides an Eye-Opening View on a Recession Resistive Industry	Press Release

Feb 28, 2017	PetLife Pharmaceuticals Signs Letter of Intent to Acquire Healthy Life Pets Brand	Press Release

Feb 21, 2017	PetLife Pharmaceutical Taps National Public Relations Firm to Help Bring to Market Cancer Treatment Originally Developed by Cuba	Press Release

Feb 9, 2017	World Renowned Veterinary Nutritionist Dr. R. Geoffrey Broderick Continues Groundbreaking Efforts to Help Animals by Joining PetLife Pharmaceuticals, Inc. as the Chairman of Product Development and Advisory Board	Press Release

Feb 3, 2017	PetLife Pharmaceuticals Announces Son of World Famous Veterinarian & Pet Industry Innovator, Geoffrey Broderick, to Join the Company as the New President	Press Release

Jan 10, 2017	PetLife Pharmaceuticals reports the First of Three Preclinical Studies in their pre-INAD Process for Vitalzul. Blue Scorpion Venom Toxicity Study Results Show No Adverse Reactions across Multiple Dosing Levels.	Press Release

Dec 7, 2016	Correction: PetLife Pharmaceuticals Enters Negotiations with Key Founders of InnoVision Therapeutics to Discuss Expansion of its Core Product Line	Press Release

Dec 7, 2016	PetLife Pharmaceuticals Enters Negotiations with Key Founders of InnoVision Therapeutics to Discuss Expansion of its Core Product Line	Press Release

Dec 6, 2016	PetLife Pharmaceuticals’ CEO Dr. Salvagno Provides White Paper on “Venenotherapy” While Preparing for FDA Submission	Press Release

Dec 1, 2016	PetLife Pharmaceuticals Updates Shareholders on the Company Progress with Vitalzul™ Studies and Additional Product Offerings	Press Release

Nov 15, 2016	PetLife Pharmaceuticals Notes Recent Cuban Research Providing Profound Evidence of Caribbean Blue Scorpion Venom's Ability to Eradicate Cancer Cells as Continued Support for PetLife's pre- INAD Studies of Vitalzul™	Press Release

Oct 27, 2016	PetLife Pharmaceuticals and Lumleian, LLC Announce Partnership to Advance Development and Commercialization of Promising Veterinary Health Pipeline	Press Release

Oct 24, 2016	PetLife Pharmaceuticals Announces the Addition of a Seasoned Marketing Specialist and Investor, Mrs. Vyvyan Campbell, to the Board of Directors	Press Release

Oct 20, 2016	PetLife Pharmaceuticals Announces the Addition of Dr. Simon Wood PhD as the Company’s new Scientific Officer with plans to expand its Current Portfolio of Veterinarian Drugs and Nutraceuticals	Press Release

Oct 17, 2016	PetLife Pharmaceuticals is Pleased to Announce the Completion of the New Company Website	Press Release

Oct 13, 2016	PetLife Pharmaceuticals Expands Cell Line Study with InnoVision in Preparation for FDA/CVM Registration Submission	Press Release

Oct 10, 2016	PetLife Pharmaceuticals is Pleased to Showcase its New “Vitalzul™ Information Video” along with a Corporate Update	Press Release

Sep 7, 2016	PetLife Pharmaceuticals Announces pre-INAD (Investigational New Animal Drug) Cell Lines Study of Vitalzul™ has Begun	Press Release

Sep 1, 2016	PetLife Pharmaceuticals Sees Vitalzul™ as a Major Component in the Treatment of Cancer in Pets; Releases Vitalzul™ Information and Testimonial Video	Press Release

Aug 25, 2016	PetLife Pharmaceuticals Hires InnoVision Therapeutics in Preparation of Vitalzul™ FDA Submission	Press Release

As reflected in the 27 press releases issued by PetLife since August 25, 2016 through May 26. 2017, which does not include Press Release 5/27/17, over the 9-month period, PetLife has averaged 3 press releases per month, with an actual breakdown, by month, as follows: May 2017, 3; April 2017, 2; March 2017, 3; February 2017, 4; January 2017, 1; December 2016, 4; November 2016, 1; October 2016, 6; September 2016, 2; and August 2016, 1. The 27 press releases are seen in Exhibits 99.3 through 99.29.

The press releases reflect the growth of PetLife, specifically in its flagship product, Vitalzul™. The development of Vitalzul™, as reflected over time shows the path to application to the United States Food and Drug Administration (“FDA”) and noted intellectual properties.

PetLife has, from time-to-time, contracted with third-party firms that specialize in investor and public relations. PetLife has used the following firms, as reflected below, during the stated periods.

Gregory FCA	February 20, 2017 to April 20, 2017
Invicto Group	July 8, 2016 to October 8, 2016
Worldwide Holdings dba Invictus Resources	September 1, 2016 to November 30, 2016

PetLife, since January 1, 2016, has not had any conversions from debt instruments into securities of PetLife.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description

99.1	Press Release titled “PetLife Management Comments on Recent Market Activity” as released on May 28, 2017

99.2	Press Release titled “PetLife Files for Patent for the Treatment of Cancer for Pets” as released on May 30, 2017

99.3	Press Release titled “PetLife Explores New Scorpion Venom-Based Therapies for Growing Product Line” as released on May 26, 2017

99.4	Press Release titled “PetLife Closes Acquisition of Assets for Dr. Geoff’s Real Food for Pets” as released on May 23, 2017

99.5	Press Release titled “PetLife Pharmaceuticals Engages Carter, Terry & Company for Financing of FDA Application” as released on May 16, 2017

99.6	Press Release titled “PetLife Finalizes Negotiations for Dr. Geoff’s Real Food for Pets” as released on April 18, 2017

99.7	Press Release titled “PetLife: Holistic Pet Health is Next Big Trend in Veterinary Medicine” as released on April 12, 2017

99.8	Press Release titled “PetLife: Millennial Pet Owners Leading Charge in Rapid Growth of Holistic Pet Care” as released on March 24, 2017

99.9	Press Release titled “PetLife Supersedes Expectations for the Acquisition of Dr. Geoff’s Real Food for Pets” as released on March 21, 2017

99.10	Press Release titled “PetLife Pharmaceuticals Provides an Eye-Opening View on a Recession Resistive Industry” as released on March 7, 2017

99.11	Press Release titled “PetLife Pharmaceuticals Signs Letter of Intent to Acquire Healthy Life Pets Brand” as released on February 28, 2017

99.12	Press Release titled “PetLife Pharmaceutical Taps National Public Relations Firm to Help Bring to Market Cancer Treatment Originally Developed by Cuba” as released on February 21, 2017

99.13	Press Release titled “World Renowned Veterinary Nutritionist Dr. R. Geoffrey Broderick Continues Groundbreaking Efforts to Help Animals by Joining PetLife Pharmaceuticals, Inc. as the Chairman of Product Development and Advisory Board” as released on February 9, 2017

99.14	Press Release titled “PetLife Pharmaceuticals Announces Son of World Famous Veterinarian & Pet Industry Innovator, Geoffrey Broderick, to Join the Company as the New President” as released on February 3, 2017

99.15	Press Release titled “PetLife Pharmaceuticals reports the First of Three Preclinical Studies in their pre-INAD Process for Vitalzul. Blue Scorpion Venom Toxicity Study Results Show No Adverse Reactions across Multiple Dosing Levels” as released on January 10, 2017

99.16	Press Release titled “Correction: PetLife Pharmaceuticals Enters Negotiations with Key Founders of InnoVision Therapeutics to Discuss Expansion of its Core Product Line” as released on December 7, 2016

99.17	Press Release titled “PetLife Pharmaceuticals Enters Negotiations with Key Founders of InnoVision Therapeutics to Discuss Expansion of its Core Product Line” as released on December 7, 2016

99.18	Press Release titled “PetLife Pharmaceuticals’ CEO Dr. Salvagno Provides White Paper on “Venenotherapy” While Preparing for FDA Submission” as released on December 6, 2016

99.19	Press Release titled “PetLife Pharmaceuticals Updates Shareholders on the Company Progress with Vitalzul™ Studies and Additional Product Offerings” as released on December 1, 2016

99.20	Press Release titled “PetLife Pharmaceuticals Notes Recent Cuban Research Providing Profound Evidence of Caribbean Blue Scorpion Venom’s Ability to Eradicate Cancer Cells as Continued Support for PetLife’s pre-INAD Studies of Vitalzul™” as released on November 15, 2016

99.21	Press Release titled “PetLife Pharmaceuticals and Lumleian, LLC Announce Partnership to Advance Development and Commercialization of Promising Veterinary Health Pipeline” as released on October 27, 2016

99.22	Press Release titled “PetLife Pharmaceuticals Announces the Addition of a Seasoned Marketing Specialist and Investor, Mrs. Vyvyan Campbell, to the Board of Directors” as released on October 24, 2016

99.23	Press Release titled “PetLife Pharmaceuticals Announces the Addition of Dr. Simon Wood PhD as the Company’s new Scientific Officer with plans to expand its Current Portfolio of Veterinarian Drugs and Nutraceuticals” as released on October 20, 2016

99.24	Press Release titled “PetLife Pharmaceuticals is Pleased to Announce the Completion of the New Company Website” as released on October 17, 2016

99.25	Press Release titled “PetLife Pharmaceuticals Expands Cell Line Study with InnoVision in Preparation for FDA/CVM Registration Submission” as released on October 13, 2016

99.26	Press Release titled “PetLife Pharmaceuticals is Pleased to Showcase its New “Vitalzul™ Information Video” along with a Corporate Update as released on October 10, 2016

99.27	Press Release titled “PetLife Pharmaceuticals Announces pre-INAD (Investigational New Animal Drug) Cell Lines Study of Vitalzul™ has Begun” as released on September 7, 2016

99.28	Press Release titled “PetLife Pharmaceuticals Sees Vitalzul™ as a Major Component in the Treatment of Cancer in Pets; Releases Vitalzul™ Information and Testimonial Video” as released September 1, 2016

99.29	Press Release titled “PetLife Pharmaceuticals Hires InnoVision Therapeutics in Preparation of Vitalzul™ FDA Submission” as released on August 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETLIFE PHARMACEUTICALS, INC.

(Registrant)

Dated: May 30, 2017	By:	/s/ Ralph T. Salvagno, MD
Ralph T. Salvagno, MD
Chief Executive Officer